333-03147
                                                                         497(e)


                             The Internet Fund, Inc.
                              344 Van Buren Street
                          North Babylon, New York 11704



                       Supplement dated March 25, 1999 to
                     Prospectus and Statement of Additional
                         Information dated March 9, 1998



               On March 12, 1999, Kinetics Asset Management, Inc. (the "Adviser") entered into an agreement pursuant to which its business and substantially all of its assets will be sold to Lepercq, de Neuflize & Co. Incorporated ("Lepercq").

               If effectuated, this transaction will result in an "assignment" of the Investment Advisory Contract with the Adviser. Under the Investment Company Act of 1940, such an assignment will cause the automatic termination of the Investment Advisory Contract. Therefore, as a condition to the closing of the purchase, the shareholders of The Internet Fund, Inc. (the "Fund") will be asked to approve a new Investment Advisory Contract with Lepercq.

               The Adviser and Lepercq have indicated that the potential sale of Adviser will have no immediate impact upon the Adviser's performance of its responsibilities and obligations and Ryan Jacob will continue as the portfolio manager of the Fund.


820821.3